UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 24, 2025
_____________________________________________________________________________________
Energizer Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri	1-36837	36-4802442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
8235 Forsyth Boulevard, Suite 100
St. Louis, Missouri 63105
(Address of principal executive offices)
Registrant’s telephone number, including area code: (314) 985-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ENR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On January 24, 2025, Energizer Holdings, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, of the 72,105,014 shares outstanding and entitled to vote, 66,126,701 were represented, constituting a quorum. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1: Management’s nominees for director were elected to serve until the Annual Shareholders’ Meeting to be held in 2026, or until their respective successors are elected and qualified, by the votes of the shareholders set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
Cynthia J. Brinkley	59,057,259	562,034	31,766	6,475,642
Rebecca D. Frankiewicz	59,315,491	281,644	53,924	6,475,642
Kevin J. Hunt	59,285,662	266,424	98,973	6,475,642
James C. Johnson	58,731,213	819,333	100,513	6,475,642
Mark S. LaVigne	59,302,077	254,554	94,428	6,475,642
Patrick J. Moore	59,324,362	227,336	99,361	6,475,642
Donal L. Mulligan	59,309,844	219,102	122,113	6,475,642
Nneka L. Rimmer	59,176,170	441,746	33,143	6,475,642
Robert V. Vitale	44,944,086	14,604,629	102,344	6,475,642

Proposal 2: The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2025 was ratified by the votes of the shareholders set forth in the table below:

For	Against	Abstain
65,470,929	596,721	59,051

Proposal 3: The Company’s executive compensation, as described in the Company’s Proxy Statement, was approved by the non-binding advisory votes of the shareholders set forth in the table below:

			Broker
For	Against	Abstain	Non-Votes
57,707,859	1,875,108	68,092	6,475,642

Proposal 4: The Shareholder Proposal regarding a director election resignation governance policy was not approved by the shareholders by the votes of the shareholders set forth in the table below:

			Broker
For	Against	Abstain	Non-Votes
10,157,030	49,378,557	115,472	6,475,642

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

101	Pursuant to Rule 406 of Regulation S-T, the cover page information is formatted in iXBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:  /s/ John J. Drabik
John J. Drabik
Executive Vice President and Chief Financial Officer

Dated: January 27, 2025